================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          JULY 20, 2006 (JULY 14, 2006)
                Date of Report (Date of earliest event reported)


                                PITNEY BOWES INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-3579                 06-0495050
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               WORLD HEADQUARTERS
                                 1 ELMCROFT ROAD
                        STAMFORD, CONNECTICUT 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 14, 2006, Pitney Bowes Inc. ("Pitney Bowes") completed the sale of its Capital Services external financing business pursuant to the sale of all of the outstanding shares of Pitney Bowes Credit Corporation (PBCC), which was a wholly-owned subsidiary of Pitney Bowes to JCC Management LLC, an affiliate of Cerberus Capital Management L.P. (the "Purchaser").

Net of transaction expenses, Pitney Bowes received approximately $750 million from the disposition of the business. In addition, the Purchaser assumed approximately $470 million of Pitney Bowes' non-recourse debt and other liabilities in connection with this transaction. The sale was completed in accordance with the terms of the Stock Purchase Agreement, dated May 16, 2006, by and between Pitney Bowes and the Purchaser (the "Purchase Agreement").

Other than in respect of the Purchase Agreement and the agreements entered into in connection therewith, there are no material relationships between Pitney Bowes and its affiliates, on the one hand, and the Purchaser, and its respective affiliates, on the other hand.

Pitney Bowes' press release dated July 17, 2006 announcing the completion of the sale is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(b)      Proforma Financial Information

The following unaudited pro forma consolidated balance sheet as of March 31, 2006 and the unaudited consolidated statements of income for the years ended December 31, 2005, 2004, and 2003 and the three months ended March 31, 2006 and 2005, have been prepared to present the consolidated financial position and the consolidated results of operations of Pitney Bowes as if the sale of its Capital Services external financing business had occurred on March 31, 2006 for the unaudited pro forma consolidated balance sheet and at the beginning of each period presented for the unaudited pro forma consolidated statements of income. The unaudited pro forma financial information was prepared in accordance with
Article 11 of Regulation S-X.

The unaudited pro forma consolidated financial statements should be read together with Pitney Bowes' historical consolidated financial statements in the Quarterly Report on Form 10-Q for the three months ended March 31, 2006 and in the Annual Report on Form 10-K for the year ended December 31, 2005.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that may occur in the future.

                                PITNEY BOWES INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2006
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                          As reported       Capital Services      As adjusted
                                                                        -----------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                                             $   195,341         $  (727,930)(A)      $   923,271
  Short-term investments                                                     70,795                                   70,795
     Accounts receivables, less allowances:                                                                               --
       3/06, $46,646; 12/05, $46,261                                        660,270                                  660,270
     Finance receivables, less allowances:                                                                                --
       3/06, $56,488; 12/05, $52,622 .                                    1,425,953              52,500            1,373,453
     Inventories                                                            225,870                                  225,870
     Other current assets and prepayments                                   215,225               3,011              212,214
                                                                        ----------------------------------------------------
Total current assets                                                      2,793,454            (672,419)           3,465,873

Property, plant and equipment, net                                          615,544                 143              615,401
Rental property and equipment, net                                        1,006,466             535,931              470,535
Property leased under capital leases, net                                     2,673                                    2,673
Long-term finance receivables, less allowances:                                                                           --
       3/06, $70,133; 12/05, $76,240                                      1,831,442             186,133            1,645,309
Investment in leveraged leases                                            1,413,717           1,169,379              244,338
Goodwill                                                                  1,646,883                                1,646,883
Intangible assets, net                                                      349,564                                  349,564
Other assets                                                                928,719               1,941              926,778
                                                                        ----------------------------------------------------
Total assets                                                            $10,588,462         $ 1,221,108          $ 9,367,354
                                                                        ====================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities                              $ 1,453,641         $    16,812          $ 1,436,829
  Income taxes payable                                                       85,806            (977,000)(B)        1,062,806
  Notes payable and current portion of long-term obligations                894,232              33,820              860,412
  Advance billings                                                          496,534                                  496,534
                                                                        ----------------------------------------------------
     Total current liabilities                                            2,930,213            (926,368)           3,856,581

Deferred taxes on income                                                  1,907,769           1,260,000              647,769
Long-term debt                                                            3,778,208             434,381            3,343,827
Other noncurrent liabilities                                                313,673              32,890              280,783
                                                                        ----------------------------------------------------
     Total liabilities                                                    8,929,863             800,903            8,128,960
                                                                        ----------------------------------------------------

Preferred stockholders' equity in a subsidiary company                      310,000                                  310,000

Total stockholders' equity                                                1,348,599             420,205(C)           928,394
                                                                        ----------------------------------------------------
Total liabilities and stockholders' equity                              $10,588,462         $ 1,221,108          $ 9,367,354
                                                                        ====================================================


See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              As reported    Capital Services(D)    Adjustments(E)     As adjusted
                                                            ------------------------------------------------------------------------

Revenue from:
Sales                                                        $ 1,633,348        $        --         $        --        $ 1,633,348
Rentals                                                          801,285                 --                  --            801,285
Financing                                                        650,226                 --                  --            650,226
Support services                                                 791,360                 --                  --            791,360
Business services                                              1,477,459                 --                  --          1,477,459
Capital Services                                                 138,505             81,725                  --             56,780
                                                            ------------------------------------------------------------------------
Total revenue                                                  5,492,183             81,725                  --          5,410,458
                                                            ------------------------------------------------------------------------

Costs and expenses:
Cost of sales                                                    711,373                 --               1,844            713,217
Cost of rentals                                                  165,963                 --                  --            165,963
Cost of support services                                         407,044                 --                 796            407,840
Cost of business services                                      1,194,649                 --               1,112          1,195,761
Selling, general and administrative                            1,685,419             35,150              22,526          1,672,795
Research and development                                         164,806                 --                 945            165,751
Restructuring charge                                              53,650                 --                  --             53,650
Other expense                                                     33,897             25,226                  --              8,671
Interest, net                                                    208,258             11,465                  --            196,793
                                                            ------------------------------------------------------------------------
Total costs and expenses                                       4,625,059             71,841              27,223          4,580,441
                                                            ------------------------------------------------------------------------

Income from continuing operations before income taxes            867,124              9,884             (27,223)           830,017
Provision for income taxes                                       340,546             (7,279)             (9,256)           338,569
                                                            ------------------------------------------------------------------------

Income from continuing operations                            $   526,578        $    17,163         $   (17,967)       $   491,448


EPS Impact:

Basic                                                        $      2.30        $      0.07         $     (0.08)       $      2.15

Diluted                                                      $      2.27        $      0.07         $     (0.08)       $      2.12

See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                           As reported        Capital Services(D)   Adjustments(E)      As adjusted
                                                       ----------------------------------------------------------------------------
Revenue from:
Sales                                                     $ 1,462,967         $        --          $        --         $ 1,462,967
Rentals                                                       804,351                  --                   --             804,351
Financing                                                     597,792                  --                   --             597,792
Support services                                              680,702                  --                   --             680,702
Business services                                           1,270,113                  --                   --           1,270,113
Capital Services                                              141,515              84,652                   --              56,863
                                                       ----------------------------------------------------------------------------
Total revenue                                               4,957,440              84,652                   --           4,872,788
                                                       ----------------------------------------------------------------------------

Costs and expenses:
Cost of sales                                                 663,584                  --                2,025             665,609
Cost of rentals                                               164,074                  --                   --             164,074
Cost of support services                                      353,658                  --                  874             354,532
Cost of business services                                   1,046,747                  --                1,220           1,047,967
Cost of Capital Services                                       13,017              13,017                   --                  --
Selling, general and administrative                         1,506,308              20,637               24,732           1,510,403
Research and development                                      159,835                  --                1,038             160,873
Restructuring charge                                          157,634                  --                   --             157,634
Other expense                                                  19,666                  --                   --              19,666
Interest, net                                                 173,469              10,753                   --             162,716
                                                       ----------------------------------------------------------------------------
Total costs and expenses                                    4,257,992              44,407               29,889           4,243,474
                                                       ----------------------------------------------------------------------------

Income from continuing operations before income taxes         699,448              40,245              (29,889)            629,314
Provision for income taxes                                    218,922               2,538              (11,358)            205,026
                                                       ----------------------------------------------------------------------------

Income from continuing operations                         $   480,526         $    37,707          $   (18,531)        $   424,288


EPS Impact:

Basic                                                     $      2.08         $      0.16          $     (0.08)        $      1.84

Diluted                                                   $      2.05         $      0.16          $     (0.08)        $      1.81


See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)




                                                           As reported      Capital Services(D)     Adjustments(E)      As adjusted
                                                          --------------------------------------------------------------------------
Revenue from:
Sales                                                      $ 1,325,490        $        --           $        --        $ 1,325,490
Rentals                                                        785,130                 --                    --            785,130
Financing                                                      575,574                 --                    --            575,574
Support services                                               617,800                 --                    --            617,800
Business services                                            1,119,146                 --                    --          1,119,146
Capital Services                                               153,713             98,380                    --             55,333
                                                          --------------------------------------------------------------------------
Total revenue                                                4,576,853             98,380                    --          4,478,473
                                                          --------------------------------------------------------------------------

Costs and expenses:
Cost of sales                                                  611,620                 --                 2,385            614,005
Cost of rentals                                                170,557                 --                    --            170,557
Cost of support services                                       323,279                 --                 1,030            324,309
Cost of business services                                      921,027                 --                 1,438            922,465
Selling, general and administrative                          1,396,848             29,959                29,140          1,396,029
Research and development                                       147,262                 --                 1,222            148,484
Restructuring charge                                           116,713                 --                    --            116,713
Other income                                                      (117)                --                    --               (117)
Interest, net                                                  168,573                793                    --            167,780
                                                          --------------------------------------------------------------------------
Total costs and expenses                                     3,855,762             30,752                35,215          3,860,225
                                                          --------------------------------------------------------------------------

Income from continuing operations before income taxes          721,091             67,628               (35,215)           618,248
Provision for income taxes                                     226,244             12,365               (13,910)           199,969
                                                          --------------------------------------------------------------------------

Income from continuing operations                          $   494,847        $    55,263           $   (21,305)       $   418,279


EPS Impact:

Basic                                                      $      2.12        $      0.24           $     (0.09)       $      1.79

Diluted                                                    $      2.09        $      0.23           $     (0.09)       $      1.77




See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                As reported           Capital Services(D)         As adjusted
                                                               ---------------------------------------------------------------
Revenue from:
Sales                                                            $   405,778             $        --             $   405,778
Rentals                                                              196,812                      --                 196,812
Financing                                                            174,996                      --                 174,996
Support services                                                     194,543                      --                 194,543
Business services                                                    386,368                      --                 386,368
Capital Services                                                      45,607                  28,865                  16,742
                                                               ---------------------------------------------------------------
Total revenue                                                      1,404,104                  28,865               1,375,239
                                                               ---------------------------------------------------------------

Costs and expenses:
Cost of sales                                                        177,446                      --                 177,446
Cost of rentals                                                       43,539                      --                  43,539
Cost of support services                                             102,615                      --                 102,615
Cost of business services                                            306,326                      --                 306,326
Selling, general and administrative                                  439,865                  16,123                 423,742
Research and development                                              41,536                      --                  41,536
Restructuring charge                                                   5,597                      --                   5,597
Other income                                                         (10,599)                (10,599)                     --
Interest, net                                                         65,330                   9,071                  56,259
                                                               ---------------------------------------------------------------
Total costs and expenses                                           1,171,655                  14,595               1,157,060
                                                               ---------------------------------------------------------------

Income from continuing operations before income taxes                232,449                  14,270                 218,179
Provision for income taxes                                            78,921                   4,532                  74,389
                                                               ---------------------------------------------------------------

Income from continuing operations                                $   153,528             $     9,738             $   143,790


EPS Impact:

Basic                                                            $      0.68             $      0.04             $      0.64

Diluted                                                          $      0.67             $      0.04             $      0.63




See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                As reported             Capital Services(D)             As adjusted
                                                              ----------------------------------------------------------------------
Revenue from:
Sales                                                         $   381,427                  $        --                 $   381,427
Rentals                                                           201,641                           --                     201,641
Financing                                                         157,275                           --                     157,275
Support services                                                  194,934                           --                     194,934
Business services                                                 349,103                           --                     349,103
Capital Services                                                   33,408                       18,992                      14,416
                                                              ----------------------------------------------------------------------
Total revenue                                                   1,317,788                       18,992                   1,298,796
                                                              ----------------------------------------------------------------------

Costs and expenses:
Cost of sales                                                     168,221                           --                     168,221
Cost of rentals                                                    42,317                           --                      42,317
Cost of support services                                          100,366                           --                     100,366
Cost of business services                                         289,110                           --                     289,110
Selling, general and administrative                               413,810                        7,601                     406,209
Research and development                                           41,778                           --                      41,778
Restructuring gain                                                (15,840)                          --                     (15,840)
Other expense                                                      10,000                           --                      10,000
Interest, net                                                      46,816                        3,148                      43,668
                                                              ----------------------------------------------------------------------
Total costs and expenses                                        1,096,578                       10,749                   1,085,829
                                                              ----------------------------------------------------------------------

Income from continuing operations before income taxes             221,210                        8,243                     212,967
Provision for income taxes                                         75,935                        2,865                      73,070
                                                              ----------------------------------------------------------------------

Income from continuing operations                             $   145,275                  $     5,378                 $   139,897


EPS Impact:

Basic                                                         $      0.63                  $      0.02                 $      0.61

Diluted                                                       $      0.62                  $      0.02                 $      0.60


See accompanying notes to unaudited pro forma consolidated financial statements.

                                PITNEY BOWES INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.     Includes net cash proceeds from the sale of approximately $750 million.

B. Reflects the current taxes payable of approximately $977 million resulting from the sale.

C.     Reflects the net after-tax loss upon sale.

D.     Reflects the removal of Capital Services' results for the period.

E. The Company adopted the provisions of SFAS No. 123 (R) (revised 2004), "Share-Based Payments" on January 1, 2006 using the modified retrospective application. These adjustments reflect the impact of SFAS No. 123 (R) as if the adoption had occurred at the beginning of the respective period.



 (c)     Exhibits

         99.1     Press release of Pitney Bowes Inc. dated July 17, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PITNEY BOWES INC.

July 20, 2006




                                                 /s/ B.P. Nolop
                                                 -------------------------------
                                                 B.P. Nolop
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



                                                 /s/ S.J. Green
                                                 -------------------------------
                                                 S.J. Green
                                                 Vice President - Finance and
                                                 Chief Accounting Officer
                                                 (Principal Accounting Officer)